UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2015 (September 30, 2015)

Calpian, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02    Unregistered Sales of Equity Securities.

On September 30, 2015, Calpian, Inc. (the “Company”) entered into a Loan and Security Agreement (the “Agreement”) with Hall Phoenix/Inwood, Ltd., a Texas limited partnership (“Hall”), which Agreement was made effective as of September 17, 2015, the date on which the Company received the Loan Proceeds, as defined below, and the date on which the Note, as defined below, was deemed issued. Pursuant to the Agreement, Hall advanced a loan to the Company in the principal amount of $2,000,000 (the “Loan Proceeds”), to be used for the Company’s general corporate purposes, and the Company issued a convertible promissory note (the “Note”) secured by all the assets of the Company (the “Collateral”). Pursuant to the Agreement, Hall has the option to convert outstanding principal and unpaid accrued interest of the Note at a price per share equal to the lower of (a) $0.60 or (b) 85% of the average volume weighted price of the Company’s common stock for the ten trading days preceding the date on which Hall gives written notice of conversion to the Company. Events of default under the Agreement include, but are not limited to, the Company defaulting in the payment of any part of the principal or unpaid accrued interest on the Note and failing to cure such breach within five days after receipt of written notice thereof from Hall; the Company filing a voluntary petition for bankruptcy; the Company’s senior secured debt not being paid in full by October 31, 2015; and the Company materially defaulting in the performance of any of its covenants contained in the Agreement or the Note. In the event of a default, Hall may seek standard remedies, and the conversion price at which Hall has the option to convert the Note will be reduced.

On September 30, 2015, the Company also entered into a Collateral Exclusion Agreement (the “Collateral Exclusion Agreement”) with Hall and Granite Hill Capital Ventures, LLC, the Company’s senior lender (the “Senior Lender”), whereby the Senior Lender agreed that its prior security interest will not attach to the Loan Proceeds and certain equity interests in the Company’s subsidiary.

On September 30, 2015, the Company and Hall entered into subordination agreements with the Company’s other creditors (the “Subordination Agreements”, and with the Agreement, the Note, and the Collateral Exclusion Agreement, the “Agreements”), pursuant to which the other creditors agreed to subordinate to Hall any interest in the Collateral.

The foregoing description of the terms of the Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Agreements, which are filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Loan and Security Agreement between Calpian, Inc. and Hall Phoenix/Inwood, Ltd., effective as of September 17, 2015
10.2	Convertible Promissory Note between Calpian, Inc. and Hall Phoenix/Inwood, Ltd., effective as of September 17, 2015
10.3	Collateral Exclusion Agreement between Calpian Inc., Hall Phoenix/Inwood, Ltd., and Granite Hill Capital Ventures, LLC, dated September 30, 2015
10.4	Form of Subordination Agreement, dated September 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: October 6, 2015	By:	/s/ Scott S. Arey
Scott S. Arey
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Loan and Security Agreement between Calpian, Inc. and Hall Phoenix/Inwood, Ltd., effective as of September 17, 2015
10.2	Convertible Promissory Note between Calpian, Inc. and Hall Phoenix/Inwood, Ltd., effective as of September 17, 2015
10.3	Collateral Exclusion Agreement between Calpian Inc., Hall Phoenix/Inwood, Ltd., and Granite Hill Capital Ventures, LLC, dated September 30, 2015
10.4	Form of Subordination Agreement, dated September 30, 2015